Exhibit 99.1

Investor Day April 21, 2020

1 This Presentation contains “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”). Forward - looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward - looking statements may include words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “predict,” “project,” “forecast,” “potential,” “continue”, and negatives thereof or similar expressions. These forward - looking statements are found at various places throughout this Report and include information concerning possible or assumed future results of our operations; business strategies; future cash flows; financing plans; plans and objectives of management; any other statements regarding future operations, future cash needs, business plans and future financial results, and any other statements that are not historical facts. Forward - looking statements include, among others, statements of risks relating to U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks relating to anti - money laundering laws and regulation, risks relating to the market price and volatility of the cannabis sector; risks relating to the internal controls of the Company and dilution; risks relating to the global economic condition; risks relating to the value of the common stock; tax and insurance related risks; risks relating to the limited operating history of the Company and the reliance on the expertise and judgment of senior management of the Company; risks relating to competition; risks relating to the difficulty in recruiting and retaining management and key personnel and managing growth; risks relating to the unreliability of forecasts; risks relating to the inability to innovate and find efficiencies; website and operational risks; risks relating to the reliance on third - party suppliers, manufacturers and contractors; risks relating to revenue shortfalls; risks relating to the ability to obtain the necessary permits and authorizations; risks relating to potential conflicts of interest; risks related to proprietary intellectual property and potential infringement by third parties; risks relating to the lack of U.S. bankruptcy protection, currency fluctuations and lack of earnings and dividend record; risks relating to civil asset forfeiture; risks relating to the heightened scrutiny of investments in the U.S.; risks relating to the ability and constraints on marketing products; risks relating to the settlements of trades, access to banks and legality of contracts; risks relating to the unfavorable tax treatment of cannabis businesses in the U.S. and the classification of the Company for U.S. tax purposes; risks relating to the public opinion, consumer acceptance and perception of the cannabis industry; security risks; risks relating to litigation; risks inherent in an agricultural business ; risks relating to the Company’s reliance on licenses; risks relating to product liability and product recall; risks relating to regulatory or agency proceedings, investigations and audits; risks relating to the newly established legal regimes; and general economic risks as well as those risk factors discussed under “Risk Factors” in the Company’s filings with the Securities and Exchange Commission. PK1 PK2 MS1

2 2019 Highlights 3 4 5 Appointed Dr. Delon Human as Chairman of the Board Reported revenues of $3.5M ($6.8M FY) 2 Completed first acquisition (Good Meds, $9.6M) 1 Completed $7.2M private placement 6 Completed all regulatory filings, incl. 10 - K Built world - class board

3 Since February Set • Ready to execute • Team is in place • Key advisors in place Go • Acquire • Integrate • Grow 1 3 February 2 Ready • Refined our mission with top - 3 Firm • Recruited the talent to execute • Develop growth plans for existing assets

4 Highlights | Why invest with Redwood Green Corp.? • Public company established with strong corporate governance & transparency • Solid business in Colorado providing platform for cannabinoid experience & insights Public revenue generating co. • Experienced management with deep expertise in regulated CPG businesses • F500 - quality board representing a diverse set of deep functional expertise Experienced & diverse team • Clear strategy with disciplined plan to execute quickly • Refined M&A approach with focused list of attractive targets to engage immediately • M&A approach allows us to pick early winners that can scale nationally Clear strategic direction 1. See CRONOS Group (Nasdaq/TSX: CRON) recent press release https://ir.thecronosgroup.com/press - room/news - releases COVID – 19 is an opportunity • Larger investors have hit pause on deal flow so less competition 1 • Targeted companies will also be under financial pressure

5 Refined Mission | Supported by clearly defined strategic pillars Build a portfolio of attractive CBD brands in priority markets via roll - up M&A play Partner for research and efficacy studies in medical & agricultural to prove efficacy & build credibility Optimize Good Meds value & maintain THC platform for consumer insights & retail experimentation 1 2 3 4 Build right capabilities and secure funding to support M&A - driven and research - based growth agenda "Led by research, RDGC aspires to be a leading cannabinoid - infused CPG company with a platform that can scale nationally." Mission Strategy

6 Strategic advisor in support of capital transactions Team | Experienced and proven track record Executive Team Key Advisors Michael Saxon CEO & Director  25+ years growing F100 businesses; held various leadership positions with Altria Group and Philip Morris International Board of Directors Susan Kearney Int. Chief Growth Officer  20 years as senior operating executive with M&A experience; former COO for Network for Good and co - founder at Voxant Blair Mullin CFO  30 years as CFO, COO, and consultant; former partner at Tatum Partners; serves on the board of CanaQuest Medical Corp Dr. Delon Human Chairman of Board  Recognized global healthcare leader; former Secretary General of World Medical Association Mark Radke Director  Distinguished legal professional in financial services; former Chief of Staff of the U.S. SEC Steven Hilton Director  35 years in government and public advocacy; former VP of Government & Public Affairs at McDonald's John Scharffenberger Director  Consultant to farming and food production industry; founder of Scharffen Berger Chocolate Maker Mario Gobbo Director  35 years in corporate finance; former Chairman of Board for Helix BioPharma Advisory on strategic direction and M&A approach Finance and accounting consulting services to meet reporting requirements Patricia Kovacevic G.C. & Ext. Affairs  20 years of legal and regulatory leadership within tobacco and nicotine industries, including Philip Morris Int'l and Lorillard TBD Director Top - 3 Consulting Firm John Haugh Int. President Good Meds  30 years of experience leading several consumer brands. Past President at Iconix, Luxottica, and Build a Bear Workshops, and senior roles at others

7 Table of contents 3 4 5 What does success look like? Q&A 2 Where to play in the cannabinoids market 1 The attractive cannabinoids market at a glance RDGC's strategic direction towards 2023 • Pillar I: Build portfolio of CBD brands via M&A • Pillar II: Differentiate with research & efficacy studies • Pillar III: Optimize Good Meds & drive consumer insights • Pillar IV: Develop needed capabilities & secure funding

CBD THC

Global market | 2028 global cannabinoid market estimated at ~$180-220B

Projected global cannabinoid market by 2028


2028 estimated
market size, $ Billions
~$60B
~$8B
~$80B
~$50B
$180-220B
US
Canada
Europe
RoW
Global market

Key drivers are legislation and consumer adoption

Legal landscape
- Medical and recreational legalization schemes and cannabinoid availability across countries

Consumer adoption
- Changing consumer behavior away from taboo of cannabinoid consumption; influenced by development in form factors

Investments
- Inflow of investments from PE and major consumer brands into product development and marketing

Product innovation
- Development and enhancement of current and new cannabinoid form factors

1. Based on Colorado state form factor value

Source: Colorado Gov, Piper Jaffray; Constellation Brands; Statista; BCG analysis

8

9 Consumers | CBD adopted by all generations, more prevalent with younger users Millenials Baby boomers Gen X Source: Consumer Reports survey of 1000+ CBD users ( MarketInsight , 2019) 29% 39% 31% 16% 11% 10%  Ages 65+  Ages 55 - 64  Ages 18 - 24  Ages 25 - 35  Ages 35 - 44  Ages 45 - 54 32% 12%  Millennials  Baby boomers 15% 42%  Millennials  Baby boomers Reduce stress and anxiety Help with joint pain CBD users asked primary reason for product consumption (2019) CBD adoption is most prevalent with Millennials and Gen X while Baby boomers are behind on adaptation Younger users seek psychological benefits while older consumers look for pain relief CBD U.S. adults asked if they have ever consumed a CBD product (2019)

10 Table of contents 3 4 5 What does success look like? Q&A 2 Where to play in the cannabinoids market 1 The attractive cannabinoids market at a glance RDGC's strategic direction towards 2023 • Pillar I: Build portfolio of CBD brands via M&A • Pillar II: Differentiate with research & efficacy studies • Pillar III: Optimize Good Meds & drive consumer insights • Pillar IV: Develop needed capabilities & secure funding

RDGC's strategic focus for "where to play" in the short term

Agreed strategic focus | Partial strategic focus *(not core focus)*

"Where to play" key dimensions	Menu of options				
A Product type	CBD (hemp-based cannabis)	Other cannabinoids (CBG, CBN etc.)	THC (marijuana-based cannabis)		
B End markets	Recreational market (legal adult-use without prescription)	Consumer market (various uses)	OTC/Medical market (OTC product or prescribed by GP)	Pharmaceutical market (clinically proven drugs)	
C Delivery system	Flower & pre-roll	Concentrate	Edibles (incl. beverages)	Other Oral (e.g. tinctures, pouches)	Topical
D Value chain	Agricultural	Processing (incl. labeling and packing)	Distributor	Brand owner (B2B or B2C)	Retailer (B&M/online)
E Geographies	Colorado & California	Other leading states	U.S. nationwide	Canada	Other international markets

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~ HIGHLY CONFIDENTIAL ~

Copyright © 2020 by Boston Consulting Group. All rights reserved.

CBD THC

E U.S. Geographies | 12 priority states represent 80% of U.S. cannabinoid market

Market group	State	Cannabinoid market size '19 ($M)	Cannabinoid spend per capita '19 ($)[1]		Market size CAGR ('19-'22)		# Major health & wellness stores[2]		Population growth CAGR ('19-'22)		Rationale
Anchor markets	CA	2,962	75	+	19%	-	1922	+	0.6%	=	Large state with significant growth and store presence
Anchor markets	CO	1,616	280	+	5%	-	242	-	1.2%	+	Large state with significant spend per capita; high population growth
Anchor markets	WA	1,079	141	+	3%	-	201	-	1.2%	+	Large state with significant spend per capita
Anchor markets	OR	752	178	+	6%	-	106	-	0.9%	+	Large state with significant spend per capita
Anchor markets	AZ	705	96	+	16%	-	461	+	1.8%	+	Large state with significant spend per capita; high population growth
Anchor markets	MA	672	97	+	17%	-	693	+	0.5%	-	Large state with significant growth and store presence
Anchor markets	FL	660	31	-	31%	+	1780	+	1.4%	+	Large state with significant growth and store presence; high population growth
Anchor markets	NV	567	244	+	13%	-	196	-	1.7%	+	Large state with significant tourist population; high population growth
Opportunity markets	MD	255	42	-	34%	+	400	=	0.7%	=	Nascent state with high growth
Opportunity markets	IL	233	18	-	43%	+	971	+	0.0%	-	Nascent state with high growth; store presence implies high upside
Opportunity markets	NY	144	7	-	63%	+	1091	+	0.0%	-	Nascent state with high growth; store presence implies high upside
Opportunity markets	NJ	107	12	-	58%	+	656	+	0.3%	-	Nascent state with high growth; store presence implies high upside
	50 state avg	237	57.6		25%		387		0.7%		

+ Above average; = +/- 10% of average; - Below average

1. Defined as market size divided by state population 2. Defined as the number of open Sephora, CVS, and Walgreens locations as of March 2020
Source: BDS State of Legal Cannabis 2020 Update; Brand websites; Oxford Economics

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13 Table of contents 3 4 5 RDGC's strategic direction towards 2023 • Pillar I: Build portfolio of CBD brands via M&A • Pillar II: Differentiate with research & efficacy studies • Pillar III: Optimize Good Meds & drive consumer insights • Pillar IV: Develop needed capabilities & secure funding What does success look like? Q&A 2 Where to play in the cannabinoids market 1 The attractive cannabinoids market at a glance

14 RDGC's 2023 strategy is based on 4 core strategic pillars Build a portfolio of attractive CBD brands in priority markets via roll - up M&A play Partner for research and efficacy studies in medical & agricultural to prove efficacy & build credibility Optimize Good Meds value & maintain THC platform for consumer insights & retail experimentation 1 2 3 4 Build right capabilities and secure funding to support M&A - driven and research - based growth agenda "Led by research, RDGC aspires to be a leading cannabinoid - infused CPG company with a platform that can scale nationally." Mission Strategy

Build CBD portfolio
I

Methodology | M&A screening with strategic focus and disciplined evaluation

1000+ companies in the U.S. cannabinoid universe

~150 CBD companies identified in step 0

~50 companies with right size & presence

~50 short-listed companies evaluated in steps 2-4

~15 target companies


Logo
Size & geography
Product formats & brands
IP, R&D and innovation
Execution capabilities

0
- Product types (primarily CBD)
- Value chain positioning (primarily brand owner)

1
- Company size (revenue and # of employees)
- Geographical presence (12 prio. states)

Screen universe and identify relevant targets

Assess identified targets on 3 dimensions

2
- Products and delivery forms in portfolio
- Brand equity

3
- Intellectual Property (IP) / patents
- R&D and innovation capabilities

4
- Sales/Marketing capabilities
- Distribution reach & Supply Chain

15

16 Short list | High priority targets evaluated on five key criteria 2 - 4 Assess identified targets 5=Best Score 1=Worst Score Consumer positioning  Athletic Recovery  Women’s Wellness  Personal Care Company Proven Scale Brand Strength Capa - bilities IP & R&D Team Total Concen - trates Edibles Other Oral Topical 1 4 5 5 3 4 21 2 5 4 4 3 5 21 3 2 4 3 2 5 16 1 5 5 4 3 5 22 2 4 4 3 4 5 20 3 3 5 4 3 4 19 1 4 5 5 3 3 20 2 3 3 5 3 4 18 3 4 3 5 3 3 18 4 3 4 5 3 3 18 5 3 3 5 3 4 18 Product Formats Evaluation Criteria and Scoring Source: External consultant analysis Logo Logo Logo Logo Logo Logo Logo Logo Logo Logo Logo I Build CBD portfolio

17 Opportunistic | Other companies identified with potential for partnership 2 - 4 Assess identified targets I Build CBD portfolio Selected Targets Logo Logo Logo Logo Logo Logo Logo Logo PK3

18 Assumptions | M&A – Transactions & Growth Capital • Cash and stock for each deal • All stock deals will be more difficult • All cash deals easier and quicker • All targets will require capital to grow • Growth plans built during diligence • Valuations likely at historic lows • Unclear COVID - 19 impact, likely positive • Acquirers during a crisis deliver higher ROI 1 • Synergies & organic growth • Realized after 12 months of ownership • Compounded with more acquisitions 3 4 2 1 1: https://www.bcg.com/publications/2020/covid - impact - global - mergers - and - acquisitions.aspx PK5

19 Next Steps | RDGC is ready to initiate outreach & execute on priority targets • Define corporate strategy • Develop conviction on theses for priority markets • Build list of targets in selected markets • Prioritize targets within lists • Cultivate relationships • Approach targets • Develop outside - in perspective • Launch LOI if desired • Conduct due diligence • Develop bid • Negotiate and close deal • Develop and integrate • Continuously monitor integration • Conduct deal postmortem on key anniversaries (1 - and 3 - year) Investment thesis Sourcing Integration Transaction Execution Validation Ready to execute 5 Taking action I Build CBD portfolio

20 RDGC's 2023 strategy is based on 4 core strategic pillars Build a portfolio of attractive CBD brands in priority markets via roll - up M&A play Partner for research and efficacy studies in medical & agricultural to prove efficacy & build credibility Optimize Good Meds value & maintain THC platform for consumer insights & retail experimentation 1 2 3 4 Build right capabilities and secure funding to support M&A - driven and research - based growth agenda "Led by research, RDGC aspires to be a leading cannabinoid - infused CPG company with a platform that can scale nationally." Mission Strategy

CBD

II

Research | Research partnerships benefit cannabinoid companies by providing credibility, opportunities to explore new use cases, and research influence

Strategic lever	Key benefit	Market perspectives
Credibility	Industry players benefit from additional brand recognition alongside top universities and a reputation for advancing the efficacy of cannabinoids	" Credibility is key; it's a very reasonable path to establishing trust as a company. - Former executive, NEMUS Bioscience
Explore use cases	Players with institutional partnerships can explore additional delivery formats and treatment for new disease states or disorders	" It's a huge advantage if the university has a technology transfer office and you can acquire the IP for commercial purposes. - Former executive, ValidCare
Research influence	Players engaging in efficacy trials have the ability to shape future research focus areas	" If topically you want, say, Opioid research, you can come to an agreement on what the study should focus on. - Former executive, ValidCare

Source: Press releases; Market participant interviews

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22 Research| Priority universities evaluated for competitive differentiation IP friendly & collaborative Partnership infrastructure Prestige & talent Relationship 1 4 3 2 8 universities selected as high - priority targets 0 II All universities with active research partnerships 8 Targeted universities Research funded by positive cash flow from operations Logo Logo Logo Logo Logo Logo Logo Logo

23 RDGC's 2023 strategy is based on 4 core strategic pillars Build a portfolio of attractive CBD brands in priority markets via roll - up M&A play Partner for research and efficacy studies in medical & agricultural to prove efficacy & build credibility Optimize Good Meds value & maintain THC platform for consumer insights & retail experimentation 1 2 3 4 Build right capabilities and secure funding to support M&A - driven and research - based growth agenda "Led by research, RDGC aspires to be a leading cannabinoid - infused CPG company with a platform that can scale nationally." Mission Strategy

24 Mission Strategy Good Meds | Leverage and grow Good Meds for maximum optionality • Maintain presence to have toe in THC market if regulation changes • Optimize business to lift valuation • Leverage THC presence for retail and consumer insights • Keep Good Meds stand - alone business for banking and regulatory reasons Operational Efficiency Improve operations to increase yield Retail Footprint Shift from Medical only to Medical and Recreational Product Portfolio Organize & grow portfolio & brands 1 2 3 4 Build a culture that embraces the use of insights and data to serve our customers, develops our employees, and implements best practices to grow our business. Create steady revenue growth while building Good Meds into a fully integrated cannabinoid operation by [2023] III Optimize Good Meds

25 RDGC's 2023 strategy is based on 4 core strategic pillars Build a portfolio of attractive CBD brands in priority markets via roll - up M&A play Partner for research and efficacy studies in medical & agricultural to prove efficacy & build credibility Optimize Good Meds value & maintain THC platform for consumer insights & retail experimentation 1 2 3 4 Build right capabilities and secure funding to support M&A - driven and research - based growth agenda "Led by research, RDGC aspires to be a leading cannabinoid - infused CPG company with a platform that can scale nationally." Mission Strategy

26 Capabilities | Lean corporate center as strategic guide & functional leader Capability Description Decision Rights M&A team Team that leads corporate development efforts; actively scans market for opportunistic acquisitions Center (input from subsidiaries) Research Partnerships Collaboration with select universities to enable research - backed products with health claims Center (coordinate with subsidiaries) Support Functions Functions such as Finance, Accounting, Legal, Compliance, IT, HR that can be shared across organization for both CBD and THC Center (dotted line to subsidiaries) Direct - to - consumer Selling of goods directly to consumer through own e - commerce or own B&M retail Subsidiary - level (center to facilitate best practices & unlock synergies over time) Marketing Marketing team that develops branded content for RDGC and subsidiaries; can be shared across organization unless restricted by law Subsidiary - level (center to facilitate best practices sharing across the portfolio) Sales Sales team that interfaces with customers to generate revenue for RDGC; can be shared across organization unless restricted by law Subsidiary - level (center to facilitate best practices sharing across the portfolio) 1 1. Sales may be combined over time if to same distribution channel IV Develop capabilities CMO to be hired after 2 nd acquisition

27 Table of contents 3 4 5 RDGC's strategic direction towards 2023 • Pillar I: Build portfolio of CBD brands via M&A • Pillar II: Differentiate with research & efficacy studies • Pillar III: Optimize Good Meds & drive consumer insights • Pillar IV: Develop needed capabilities & secure funding What does success look like? Q&A 2 Where to play in the cannabinoids market 1 The attractive cannabinoids market at a glance

28 Highlights | Why will Redwood Green Corp. win in the market? • Public company established with strong corporate governance & transparency • Solid business in Colorado providing platform for cannabinoid experience & insights Public revenue generating co. • Experienced management with deep expertise in regulated CPG businesses • F500 - quality board representing a diverse set of deep functional expertise Experienced & diverse team • Clear strategy with disciplined plan to execute quickly • Refined M&A approach with focused list of attractive targets (11) to engage immediately • M&A approach allows us to pick early winners that can scale nationally Clear strategic direction COVID – 19 is an opportunity • Larger investors have hit pause on deal flow so less competition • Targeted companies will also be under financial pressure

29 Table of contents 3 4 5 RDGC's strategic direction towards 2023 • Pillar I: Build portfolio of CBD brands via M&A • Pillar II: Differentiate with research & efficacy studies • Pillar III: Optimize Good Meds & drive consumer insights • Pillar IV: Develop needed capabilities & secure funding What does success look like? Q&A 2 Where to play in the cannabinoids market 1 The attractive cannabinoids market at a glance

Q&A